                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):

                               SEPTEMBER 20, 2001


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                NEVADA                                 001-14256                             13-3869719
     (State or Other Jurisdiction                     (Commission                           (IRS Employer
           of Incorporation)                         File Number)                        Identification No.)


                             410 SEVENTEENTH STREET
                                   SUITE 2300
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     1. On September 21, 2001, Westport Resources Corporation issued a press release announcing that it has redeemed its 10.5% Senior Subordinated Notes due 2006 on Thursday, September 20, 2001. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     2. On September 21, 2001, Westport Resources Corporation issued a press release announcing that its Board of Directors has authorized management to repurchase up to $30 million of its common stock. The press release is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

     3. On September 27, 2001, Westport Resources Corporation issued a press release announcing that it has updated operating results for the third quarter of 2001. The press release is attached to this Form 8-K as
          Exhibit 99.3 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)      Financial Statements of business acquired.

              None.

     (b)      Pro Forma Financial Information.

              None.

     (c)      Exhibits.

              The following exhibits are filed herewith:

                        EXHIBIT
                        NUMBER                    DESCRIPTION
                        ------                    -----------
                         99.1          Press release dated September 21, 2001
                                       entitled "Westport Resources Redeems
                                       10.5% Senior Subordinated Notes."

                         99.2          Press release dated September 21, 2001
                                       entitled "Westport Resources Corporation
                                       Announces Stock Repurchase
                                       Authorization."

                         99.3          Press release dated September 27, 2001
                                       entitled "Westport Resources Corp.
                                       Releases Q3 Operating Updates."

                           [SIGNATURE PAGE TO FOLLOW]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WESTPORT RESOURCES CORPORATION


Date: October 5, 2001                   By:       /s/ Lon McCain
                                        Name:     Lon McCain
                                        Title:    Chief Financial Officer

                                  EXHIBIT INDEX

                        EXHIBIT
                        NUMBER                    DESCRIPTION
                        ------                    -----------
                         99.1*         Press release dated September 21, 2001
                                       entitled "Westport Resources Redeems
                                       10.5% Senior Subordinated Notes."

                         99.2*         Press release dated September 21, 2001
                                       entitled "Westport Resources Corporation
                                       Announces Stock Repurchase
                                       Authorization."

                         99.3*         Press release dated September 27, 2001
                                       entitled "Westport Resources Corp.
                                       Releases Q3 Operating Updates."

                           *Filed herewith.